Exhibit 10.79

FIRST AMENDMENT TO TERM SHEET The Term Sheet entered into on June 20, 2018 by Rockwell Medical, Inc., Robert Chioini, Thomas Klema, Patrick Bagley and Ronald Boyd is modified as follows. All other provisions of the Term Sheet remain unchanged, in full effect, and are hereby reaffirmed: 1. In bullet point two, sentence one is changed to read: ''Notwithstanding the bullet point above, the Board of Directors will not hire a full-time CEO or CFO before July 20, 2018, or one day after completion of mediation with Judge Rosen, whichever comes first." The remainder of that bullet point is unchanged. Ronald Boyd 28200517.1

FIRST AMENDMENT TO TERM SHEET The Term Sheet entered into on June 20, 2018 by Rockwell Medical, Inc., Robert Chioini, Thomas Klema, Patrick Bagley and Ronald Boyd is modified as follows. All other provisions of the Term Sheet remain unchanged, in full effect, and are hereby reaffirmed: 1. In bullet point two, sentence one is changed to read: ''Notwithstanding the bullet point above, the Board of Directors will not hire a full-time CEO or CFO before July 20, 2018, or one day after completion of mediation with Judge Rosen, whichever comes first." The remainder of that bullet point is unchanged. Ronald Boyd 28200517.1